33.j

        Wachovia Securities
        201 South College Street
        CP9
        Charlotte, NC 28244-1075

[LOGO]                                                       WACHOVIA SECURITIES

                              Management Assessment

Management of the Real Estate Asset Management Business Unit of Wachovia Bank, National Association ("the Company") is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of asset-backed security transactions involving commercial real estate loans issued on or after January 1, 2006 ("the Platform"), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(C), 1122(d)(3)(ii), 1122(d)(3)(iii),
1122(d)(3)(iv), 1122(d)(4)(ix), 1122(d)(4)(x)(A), 1122(d)(4)(x)(C),
1122(d)(4)(xi), 1122(d)(4)(xii), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2007. Servicing criterion 1122(d)(4)(i) is applicable to the activities the Company performs with respect to the Platform only as it relates to the review and approval of any release, non-scheduled reduction or draw of letters of credit which serve as collateral for certain individual pool assets. Servicing criterion 1122(d)(4)(ii) is applicable to the activities the Company performs with respect to the Platform only as it relates to the safeguarding of letters of credit which serve as collateral for certain individual pool assets. Servicing criteria 1122(d)(4)(vi), 1122(d)(4)(vii), 1122(d)(4)(viii) and 1122(d)(4)(xiv) are applicable to the activities the Company performs with respect to the Platform only as it relates to the servicing of the applicable individual pool assets until the assets are transferred to the Special Servicer, unless the Company is designated as the Special Servicer. Servicing criterion 1122(d)(4)(xiii) is applicable to the activities the Company performs with respect to the Platform as it relates to disbursements made on behalf of an obligor other than for tax payments. Appendix A identifies the individual asset-backed security transactions defined by management as constituting the Platform.

The Company's management has assessed the Company's compliance with the applicable servicing criteria as of and for the year ended December 31, 2007. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. (Appendix B)

Based on such assessment, management believes that as of and for the year ended December 31, 2007, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform, except for the material noncompliance described in the following paragraph.

Our assessment of compliance disclosed the following material noncompliance with servicing criteria 1122(d)(2)(i) and 1122(d)(2)(ii), as applicable to the Company during the year ended December 31, 2007:

o With respect to servicing criterion 1122(d)(2)(i), certain payments on pool assets were not deposited into the appropriate custodial bank accounts within the timeframe as specified in the transaction agreements. Those payments were deposited into the appropriate custodial bank accounts after those timeframes. Management does not believe that this failure to follow the transaction agreements resulted in any loss of control over trust assets or in any impact to investors. The Company implemented additional controls in 2008 to better monitor these processes and correct the non-compliance.

o With respect to servicing criterion 1122(d)(2)(ii), certain disbursements made via wire transfer were authorized by personnel for amounts greater than such personnel's approval limits. Management does not believe that this failure to follow internal procedures resulted in any incorrect wire transfers or in any impact to investors. The Company implemented additional controls in 2007 to better monitor these processes and correct the non-compliance.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to the Company's compliance with the applicable servicing criteria as of and for the year ended December 31, 2007.

March 7, 2008


/s/ Leslie Fairbanks
----------------------------------------
Leslie Fairbanks
Managing Director,
Wachovia Bank Real Estate Asset Management


/s/ Timothy Ryan
----------------------------------------
Timothy Ryan
Managing Director,
Wachovia Bank Real Estate Asset Management


/s/ Marilyn Addison
----------------------------------------
Marilyn Addison
Director,
Wachovia Bank Real Estate Asset Management

                                   APPENDIX A

                                NEWCASTLE CDO IX
                             GREENWICH CCFC 2007-GG9
                                  JP 2007-LDP10
                                  MLCFC 2007-6
                                WACHOVIA 2007-C30
                                   CD2007-CD4
                                 COBALT 2007-C2
                                  GECMC 2007-C1
                                  CSMC 2007-C2
                                 LB-UBS 2007-C2
                                WACHOVIA 2007-C31
                                  MLCFC 2007-7
                                 MSCI 2007-IQ14
                             WACHOVIA 2007- WHALE 8
                                WACHOVIA 2007-C32
                                  CSMC 2007-C3
                                 RRE CDO 2007-C1
                                   JPMCC-LDP11
                             GREENWICH GOLDMAN GG10
                                   TIAA 2007-C4
                                   BACM 2007-3
                                 CGCMT- 2007-C6
                                 JPMCC 2007-FL1
                                 COBALT 2007-C3
                                WACHOVIA 2007-C33
                                 LB-UBS 2007-C6
                                  CSMC 2007-C4
                               GREENWICH 2007-GG11
                                WACHOVIA 2007-C34
                                   CD2007-CD5
                                 LB-UBS 2007-C7
                                  CRF 2007-MF1
                                 MSCI 2007-HQ13
                               WACHOVIA 2007-ESH
                                MEZZ CAP 2007-C5
                               NORTHSTAR CDO IV LTD
                                 LB-UBS 2006-C1
                                WACHOVIA 2006-C23
                                   CP2006-CD2
                                   BACM 2006-1
                               JP MORGAN 2006 FL1
                                   GE 2006 C1
                         GS MORTGAGE SECURITIES 2006 GG6
                                  MLCFC 2006-1
                                WACHOVIA 2006-C24
                                 LB-UBS 2006 C3
                               LEHMAN 2006 CCL-C2
                                  CSMS 2006-HC1
                        MARATHON REAL ESTATE CDO 2006-1
                                    CSFB06C2
                                WACHOVIA 2006-C25
                                NORTHSTAR CDO VI
                                   BACM 2006-2
                                  MLCFC 2006-2
                                 JPMC 2006-LDP7
                                 LB-UBS 2006-C4
                                WACHOVIA 2006-C26
                             WACHOVIA CRE CDO 2006-1
                    RESOURCE REAL ESTATE FUNDING CDO-2006-I
                      GS MORTGAGE SEC CORP II-2006 GSFLVIII
                                  MLMT 2006-C2
                                   111MA2PENN
                               LEHMAN 2006 LLF-C5
                                WACHOVIA 2006-C27
                              WACHOVIA 2006-WHALE 7
                                 LB-UBS 2006-C6
                                   BACM 2006-5
                                 COMM 2006-FL12
                         GS MORTGAGE SECURITIES 2006 GG8
                                   CD 2006-CD3
                                WACHOVIA 2006-C28
                               CITIGROUP 2006-FL2
                               CITIGROUP 2006-C5
                               JPMORGAN 2006-FL2
                             CSFB 2006-TFL2 (TITAN)
                                 LB-UBS 2006-C7
                               NORTHSTAR CDO VIII
                           FOUR TIMES SQUARE 2006-4TS
                                WACHOVIA 2008-C29
                                  COBALT 2006C1
                                  JPMC2006-LDP9
                         CONCORD REAL ESTATE CDO 2006-
                                MEZZ CAP 2006-C4
                            GREENWICH CCFC 2006 FL4

                                   APPENDIX B

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        APPLICABLE                INAPPLICABLE
                               SERVICING CRITERIA                                 SERVICING CRITERIA (1)       SERVICING CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Performed        NOT
                                                                                             Performed      by         performed
                                                                                                by       vendor(s)      by the
                                                                                             Vendor(s)   for which    Company or
                                                                                             for which      the           by
                                                                                 Performed  the Company  Company is  subservicer(s)
                                                                                  Directly    is the       NOT the    or vendor(s)
                                                                                   by the   Responsible  Responsible    retained
  Reference                             Criteria                                   Company     Party       Party     by the Company
------------------------------------------------------------------------------------------------------------------------------------
                       General Servicing Considerations
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)     Policies and procedures are instituted to monitor any              X
                  performance or other triggers and events of default in
                  accordance with the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)    If any material servicing activities are outsourced to third       X
                  parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)   Any requirements in the transaction agreements to maintain a                                            X
                  back-up servicer for the mortgage loans are maintained.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in effect       X
                  on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                       Cash Collection and Administration
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)     Payments on mortgage loans are deposited into the appropriate      X
                  custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an obligor       X
                  or to an investor are made only by authorized personnel.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding collections, cash        X
                  flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
                  specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)    The related accounts for the transaction, such as cash reserve     X
                  accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                  transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)     Each custodial account is maintained at a federally insured        X
                  depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
                  Exchange Act.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent unauthorized      X
                  access.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for all            X
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        APPLICABLE                INAPPLICABLE
                               SERVICING CRITERIA                                 SERVICING CRITERIA (1)       SERVICING CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Performed        NOT
                                                                                             Performed      by         performed
                                                                                                by       vendor(s)      by the
                                                                                             Vendor(s)   for which    Company or
                                                                                             for which      the           by
                                                                                 Performed  the Company  Company is  subservicer(s)
                                                                                  Directly    is the       NOT the    or vendor(s)
                                                                                   by the   Responsible  Responsible    retained
  Reference                             Criteria                                   Company     Party       Party     by the Company
------------------------------------------------------------------------------------------------------------------------------------
                   resolved within 90 calendar days of their original
                   identification, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)(A)   Reports to investors, including those to be filed with the          X(2)
                   Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                   Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction
                   agreements;
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)(B)   (B) provide information calculated in accordance with the           X(2)
                   terms specified in the transaction agreements;
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)(C)   (C) are filed with the Commission as required by its rules and                                              X
                   regulations;
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)(D)   (D) agree with investors' or the trustee's records as to the        X(2)
                   total unpaid principal balance and number of mortgage loans serviced by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in                                                      X
                   accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1l22(d)(3)(iii)    Disbursements made to an investor are posted within two                                                     X
                   business days to the Servicer's investor records, or such
                   other number of days specified in the transaction agreement
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree                                                X
                   with cancelled checks, or other form of payment, or custodial bank statements.
------------------------------------------------------------------------------------------------------------------------------------
                            Pool Asset Administration
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as           X(3)                      X(3)
                   required by the transaction agreement or related mortgage loan documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as              X(4)
                   required by the transaction agreement.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool          X
                   are made, reviewed and approved in accordance with any
                   conditions or requirements in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in          X
                   accordance with the related [pool asset] documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days
                   specified in the transaction agreements, and allocated to
                   principal, interest or other items (e.g., escrow) in
                   accordance with the related mortgage loan documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree           X
                   with the Servicer's records with respect to an obligor's
                   unpaid principal balance.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        APPLICABLE                INAPPLICABLE
                               SERVICING CRITERIA                                 SERVICING CRITERIA (1)       SERVICING CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Performed        NOT
                                                                                             Performed      by         performed
                                                                                                by       vendor(s)      by the
                                                                                             Vendor(s)   for which    Company or
                                                                                             for which      the           by
                                                                                 Performed  the Company  Company is  subservicer(s)
                                                                                  Directly    is the       NOT the    or vendor(s)
                                                                                   by the   Responsible  Responsible    retained
  Reference                             Criteria                                   Company     Party       Party     by the Company
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)    Changes with respect to the terms or status of an obligor's          X(5)
                  mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                  accordance with the transaction agreements and related pool asset documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance plans,        X(5)
                  modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                  requirements established by the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)  Records documenting collection efforts are maintained during         X(5)
                  the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of return for mortgage                                X
                  loans with variable rates are computed based on the related mortgage loan documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)(A)  Regarding any funds held in trust for an obligor (such as                                    X
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                  transaction agreements
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)(B)  (B) interest on such funds is paid, or credited, to obligors         X
                  in accordance with applicable mortgage loan documents and
                  state laws;
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)(C)  C) such funds are returned to the obligor within 30 calendar                                 X
                  days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)    Payments made on behalf of an obligor (such as tax or                                        X
                  insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)   Any late payment penalties in connection with any payment to                                 X
                  be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)  Disbursements made on behalf of an obligor are posted within         X(6)                    x(6)
                  two business days to the obligor's records maintained by the
                  Servicer, or such other number of days specified in the
                  transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible accounts are            X(5)
                  recognized and recorded in accordance with the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        APPLICABLE                INAPPLICABLE
                               SERVICING CRITERIA                                 SERVICING CRITERIA (1)       SERVICING CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Performed        NOT
                                                                                             Performed      by         performed
                                                                                                by       vendor(s)      by the
                                                                                             Vendor(s)   for which    Company or
                                                                                             for which      the           by
                                                                                 Performed  the Company  Company is  subservicer(s)
                                                                                  Directly    is the       NOT the    or vendor(s)
                                                                                   by the   Responsible  Responsible    retained
  Reference                             Criteria                                   Company     Party       Party     by the Company
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)   Any external enhancement or other support, identified in Item                                              X
                 1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                 maintained as set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------

      Footnote 1 - For certain pool assets, the performance of all applicable criteria has been outsourced to third party servicers. All servicers servicing greater than 5% of pool assets for any transaction included in the platform (Appendix A) has provided a separate Regulation AB 1122(d) Management Assessment.

      Footnote 2 - The Company's responsibility relating to criteria 1122(d)(3)(i)(A), ll22(d)(3)(i)(B), and 1122(d)(3)(i)(D) is limited to reports sent to the Trustee, rather than the investor, as set forth in the transaction agreements.

      Footnote 3 - The Company's responsibility relating to criteria 1122(d)(4)(i) is limited to the review and approval of any release, non-scheduled reduction or draw of letters of credit which serve as collateral for certain individual pool assets. The Company has outsourced all other activities related to the maintenance of such letters of credit as well as the process of perfecting security interests of individual pool assets to a vendor who has a separate Regulation AB 1122(d) Management Assessment.

      Footnote 4 - The Company's responsibility relating to criteria 1122(d)(4)(ii) is limited to the safeguarding of letters of credit which serve as collateral for individual pool assets.

      Footnote 5 - For those transactions in which the Company is not designated as the Special Servicer, the Company is only responsible for criteria 1122(d)(4)(vi), 1122(d)(4)(vii), 1122(d)(4)(viii) and
      1122(d)(4)(xiv) until the time in which the applicable pool assets are transferred to the Special Servicer as specified by the transaction agreements. The Company has been named as Special Servicer for the following transactions included in the Platform: NORTHSTAR CDO IV LTD, JP MORGAN 2006 FL1, CSMS 2006-HC1, WBCMT 2007-ESH and WACHOVIA 2007 -WHALE 8.

      Footnote 6 - The Company performs all activities related to criteria 1122(d)(4)(xiii), except disbursements made on behalf of an obligor for tax payments. The Company has outsourced activities related to disbursements on behalf of an obligor for tax payments to a vendor who has provided a separate Regulation AB 1122(d) Management Assessment.